Exhibit 10.143

RENNOVA HEALTH, INC.

400 South Australian Avenue, Suite 800

West Palm Beach, Florida 33401

July 10, 2017

Sabby Healthcare Master Fund, Ltd.

Sabby Volatility Warrant Master Fund, Ltd.

Reference is made to those certain Senior Secured Original Issue Discount Convertible Debentures due March 21, 2019 (the “Debentures”) collectively held by you. Section 4(d) of the Debentures limits your beneficial ownership of the shares underlying the Debentures to 4.99% of our issued and outstanding Common Stock. The parties hereby agree to amend the “Beneficial Ownership Limitation” to be 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Debenture held by you. Except as expressly set forth above, all of the terms and conditions of the Debentures shall continue in full force and effect after the execution of this amendment and shall not be in any way changed, modified or superseded by the terms set forth herein.

Sincerely,

RENNOVA HEALTH, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: CEO

Undersigned:

Name: Sabby Healthcare Master Fund, Ltd.

Authorized Signatory: Robert Grundstein

Title: COO of Investment Manager

Signature: /s/ Robert Grundstein

Name: Sabby Volatility Warrant Master Fund, Ltd.

Authorized Signatory: Robert Grundstein

Title: COO of Investment Manager

Signature: /s/ Robert Grundstein